LOAN AGREEMENT


      This Loan Agreement (this "Agreement"), dated as of this 30th day of April, 1999, by and between Advanced Business Sciences, Inc., a Delaware corporation,, with its principal place of business and chief executive office at 3345 No. 107th Street, Omaha, Nebraska 68134 (the "Borrower"), and Mary M. Collison residing at 640 Hidden Valley Road, Carroll, Iowa 51401-3205 (the "Lender").

      WHEREAS, in order to provide funds to the Borrower for working capital and other purposes, the Borrower desires to borrow up to Five Hundred Thousand Dollars ($500,000) from the Lender, and the Lender is willing to make a loan to the Borrower of such amount, upon the terms and conditions set forth herein;

      NOW THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Borrower by the Lender, the parties hereto hereby agree as follows:

      1.    DEFINITIONS.

      1.1 General Terms. When used herein, the following terms shall have the following meanings:

      "Affiliate" shall mean any Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with a Person, including, without limitation, the officers and directors of such Person, (b) that directly or beneficially owns or holds 20% or more of any equity interest in such Person, excluding the Lender, or (c) 20% or more of whose voting stock (or in the case of a Person which is not a corporation, 20% or more of any equity interest) is owned directly or beneficially or held by the Affiliate. As used herein, the term "control" shall mean possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through ownership of securities or otherwise.

      "Assets"  shall mean  assets  reflected  on a balance  sheet  prepared  in
accordance  with  Generally   Accepted   Accounting   Principles,   except  that
investments in or monies due from any Affiliate shall be excluded therefrom.

      "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in Omaha, Nebraska, are authorized or required to be closed.

      "Default" shall mean an event which through the passage of time or the service of notice or both would mature into an Event of Default.

      "Default Rate" shall mean a rate of interest per annum equal to the Regular Rate plus five percent.

      "Event of Default" shall mean the occurrence or existence of any one or more of the following events: (a) the Borrower fails to pay any of its "Obligations" hereunder upon demand or when such Obligations are due or are declared due; (b) the Borrower fails or neglects to perform, keep or observe any of the covenants, conditions or agreements contained in any of the subsections of this Agreement or in any of the other ; or (c) any warranty or representation now or hereafter made by the Borrower in connection with this Agreement is untrue or incorrect in any material respect, or any schedule, certificate, statement, report, financial data, notice, or writing furnished at any time by the Borrower to the Lender is untrue or incorrect in any material respect, as of the date on which the warranty, representation or the facts set forth therein are stated, certified or deemed made.

      "Generally Accepted Accounting Principles" shall mean, as of the date of any determination with respect thereto, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants, consistently applied and maintained throughout the periods indicated.

      "Indebtedness" shall mean at a particular time, (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which the Borrower is liable, contingently or otherwise, as obligor or otherwise or any commitment by which the Borrower assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit, (b) indebtedness guaranteed in any manner by the Borrower, including guaranties in the form of an agreement to repurchase or reimburse, (c) obligations under leases which shall have been or should be, in accordance with Generally Accepted Accounting Principles, recorded as capital leases in respect of which obligations the Borrower is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations the Borrower assures a creditor against loss, and (d) any unfunded obligation of the Borrower to a "multiemployer plan" as such term is defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      "Liabilities" shall have the meaning usually given that term in accordance with Generally Accepted Accounting Principles, and shall include Indebtedness.

      "Line of Credit" shall have the meaning ascribed thereto at subsection 2.1 hereof.

      "Note"   shall  mean  a   promissory   note  issued  by  the  Borrower  in
substantially the form of Exhibit "A" hereto.

      "Obligations" shall mean all of the Borrower's obligations, liabilities and indebtedness to the Lender and/or to any Affiliate of the Lender of any and every kind and nature arising or existing under this Agreement, whether now or hereafter owing, arising, due or payable and howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

      "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party, or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

      "Plan" shall mean any employee benefit or other plan maintained for the employees of the Borrower or to which the Borrower is obligated to contribute and subject to Title IV of ERISA.

      "Regular Rate" shall mean a rate of interest per annum equal to the prime rate of interest from time to time established by First Star Bank of Iowa, N.A. plus 25 basis points.

      1.2 Accounting Terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with Generally Accepted Accounting Principles.

      1.3 Other Terms Defined in Nebraska Uniform Commercial Code. All other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided in the Uniform Commercial Code of the State of Nebraska (the "Code") to the extent the same are used or defined therein.

      1.4 Effective Date. All references to "the date hereof," "the date of this Agreement," "the effective date hereof," "effective as of the date hereof" or "of even date herewith" contained herein or in the other shall be deemed to refer to the day and year first above written.

      2.    CREDIT.

      2.1 Line of Credit. Subject to the terms and conditions herein set forth, Lender agrees to advance funds to Borrower upon its request from time to time beginning on the date hereof and terminating on January 31, 2000, in such amounts as the Borrower may from time to time request, in increments of not less than Ten Thousand Dollars ($10,000), up to but not exceeding Five Hundred Thousand Dollars ($500,000) at any time outstanding (the "Line of Credit"). Borrower may reborrow any advance once such advance has been repaid in whole or in part.

      2.2   Interest.

      (a) So long as no Event of Default has occurred and is continuing, the Borrower shall pay to the Lender interest on the outstanding principal balance of the Obligations at the Regular Rate.

      (b) Upon delivery of written notice by the Lender to the Borrower of the occurrence of an Event of Default, the Borrower shall pay to the Lender interest from the date of such Event of Default to and including the date of cure of such Event of Default on the outstanding principal balance of the Obligations at the Default Rate applicable to such Obligations.

      2.3 Method of Making Payments. All payments to be made by the Borrower to the Lender hereunder shall be made to the Lender at its address set forth above not later than 12:00 noon Omaha time on the date when due in lawful money of the United States of America and immediately available funds.

      2.4 Term of this Agreement. This Agreement shall be effective until all of the obligations under this Agreement have been finally paid in full; provided, that even after full and final payment of all Obligations hereunder, the Borrower's Obligation to indemnify the Lender in accordance with the terms hereof shall continue.

      2.5 Payment Dates and Basis of Calculation. Any payment due hereunder on any day other than a Business Day shall be due on the next succeeding Business Day, and if such payment shall bear interest in accordance herewith, interest shall accrue to the date of payment. All interest and fees (other than the prepayment fee) shall be computed (on a daily basis) on the basis of a 360- day year for the actual number of days elapsed.

      2.6 Additional Consideration. As additional consideration for entering into this Agreement, the Borrower shall issue to the Lender 83,333 fully paid, nonassessable shares of Borrower's common stock, together with a warrant to purchase 83,333 shares of such common stock at an exercise price of $1.00 per share, exercisable at any time on or before October 31, 2000.

      3.    CONDITIONS TO FUNDING OF LINE OF CREDIT.

      The advance of funds under the Line of Credit shall be conditioned upon the matters set forth below, the delivery of the following documents to the Lender, in form and substance satisfactory to the Lender, and consummation of all of the transactions or the satisfaction of each condition contemplated by each such document.

      3.1   Warranties   and   Representations.   All  of  the   warranties  and
representations of the Borrower contained herein shall be true and correct in all material respects on and as of the date hereof.

      3.2 No Default. As determined by the Lender, neither a Default nor an Event of Default shall have occurred and be continuing or will result from such advance.

      3.3 No Litigation. There shall be (i) no litigation, investigation or proceeding pending or threatened against the Borrower or any officer, director, or executive (as applicable) of the Borrower (A) in connection with this Agreement which, in the sole opinion of the Lender, is deemed material or (B) which, if adversely determined, would, in the sole opinion of the Lender, have a material adverse effect on the financial condition, business, or results of operations of the Borrower; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to the Borrower issued or threatened by any court or governmental agency.

      4.  WARRANTIES.

      The Borrower represents and warrants and covenants and agrees that as of the date of the execution of this Agreement, and continuing so long as any Obligations remain outstanding, and (even if there shall be no Obligations outstanding) so long as this Agreement remains in effect:

      4.1 Existence. The Borrower is a corporation duly organized, validly existing and in good standing in the State of Delaware. The Borrower is qualified to transact business as a foreign corporation in, and is in good standing under the laws of, all states in which the Borrower is required by applicable law to maintain such qualification and good standing.

      4.2 Authority. The Borrower has full power, authority and legal right to enter into this Agreement. The execution and delivery by the Borrower of this
Agreement: (i) have been duly authorized by all necessary action on the part of the Borrower (including any required stockholders action); (ii) are not in contravention of the terms of the Borrower's Articles of Incorporation or Bylaws or of any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval; (iv) do not and will not contravene any contractual or governmental restriction to which the Borrower or any of its property may be subject; and (v) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Borrower is a party or by which the Borrower or any of its property may be bound or affected. The Borrower has the full corporate authority to own or lease and operate its property and to conduct the business in which it is currently engaged and in which it proposes to engage.

      4.3 Binding Effect. This Agreement has been duly executed and delivered or filed, as applicable, by the Borrower, is the legal, valid and binding obligations of the Borrower and is enforceable against the Borrower in accordance with their terms.

      4.4 Place of Business. As of the execution hereof, the principal place of business and chief executive office of the Borrower is at 3345 North 107th Street, Omaha, Nebraska 68134

      4.5 Survival of Warranties. All representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and the termination hereof.

      5.    DEFAULT, RIGHTS AND REMEDIES OF THE LENDER.

      5.1 Obligations. If an Event of Default shall exist or occur, the Lender may notify the Borrower of its election to terminate this Agreement, the Obligations shall be accelerated and all of the Obligations shall automatically, without further notice of any kind, be immediately due and payable.

      5.2 Rights and Remedies Generally. Upon acceleration of the Obligations, the Lender shall have, in addition to any other rights and remedies contained in this Agreement, all of the rights and remedies under the Code or other applicable laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law.

      6.    OTHER RIGHTS AND OBLIGATIONS.

      6.1 Waiver. The Lender's failure, at any time or times hereafter, to require strict performance by the Borrower of any provision of this Agreement shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Lender of a Default or an Event of Default under this Agreement shall not suspend, waive or affect any other Default or Event of Default under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Agreement and no Default or Event of Default by the Borrower under this Agreement shall be deemed to have been suspended or waived by the Lender unless such suspension or waiver is in writing and signed by an officer of the Lender, and directed to the Borrower specifying such suspension or waiver. This Agreement may not be modified or amended except in a written agreement signed by the Borrower and the Lender.

      6.2 Reliance by the Lender. All covenants, agreements, representations and warranties made herein by the Borrower shall, notwithstanding any investigation by the Lender, be deemed to be material to and to have been relied upon by the Lender.

      6.3 Parties and Assignment. Whenever in this Agreement reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of the Borrower and the Lender. Notwithstanding the foregoing, the Borrower may not sell, assign or transfer this Agreement, including without limitation its rights, titles, interests, remedies, powers and/or duties hereunder or thereunder. The Borrower hereby consents to the Lender's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement including without limitation all or any part of the Lender's rights, titles, interests, remedies, powers and/or duties hereunder or thereunder.

      6.4 Applicable Law; Severability. THIS AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, ALL OF THE PROVISIONS OF THE NEBRASKA UNIFORM COMMERCIAL CODE AND BY THE OTHER INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEBRASKA. WHENEVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH A MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISIONS OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

      6.5 Submission to Jurisdiction; Waiver of Jury and Bond. THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF DOUGLAS, STATE OF NEBRASKA, AND IRREVOCABLY AGREES THAT, SUBJECT TO THE LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET

FORTH IN SUBSECTION 6.9 BELOW AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE BORROWER. THE LENDER AND THE BORROWER ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER. NOTHING CONTAINED IN THIS SUBSECTION 6.5 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

      6.6 Marshalling. The Lender shall be under no obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations.

      6.7 Section Titles. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

      6.8 Continuing Effect. This Agreement shall continue in full force and effect so long as any Obligations shall be owed to the Lender; provided, however, that the Borrower's obligations to indemnify the Lender shall continue notwithstanding any termination of this Agreement.

      6.9 Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) days after deposit in the United States mails, with proper postage prepaid, or upon delivery by courier or upon transmission by telex, telecopy or similar electronic medium to the addresses set forth in the preamble to this Agreement or to such other address as each party designates to the other in the manner herein prescribed.

      6.10 Waivers With Respect to Other Instruments. The Borrower waives presentment, demand and protest and notice of presentment, demand, protest, default, nonpayment, maturity, release, compromise, settlement, extension, or renewal of any or all commercial paper, Accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Lender on which the Borrower may in any way be liable and hereby ratifies and confirms whatever the Lender may do regarding the enforcement, collection, compromise, or release thereof.

      6.11 Entire Agreement. This Agreement, including all exhibits and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

6.12 Equitable Relief. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its Obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Lender; therefore, the Borrower agrees that the Lender, if the Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

      6.13 No Fiduciary Relationship. No provision herein and no course of dealing between the parties shall be deemed to create any fiduciary relationship between the Lender and the Borrower.

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.



LENDER:                                  BORROWER:
MARY M. COLLISON                         ADVANCED BUSINESS SCIENCES, INC.



------------------------                By:------------------------------

                                  Exhibit "A"

                                PROMISSORY NOTE

$500,000                                                        April 30, 1999


      FOR VALUE RECEIVED, the undersigned, ADVANCED BUSINESS SCIENCES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Mary M. Collison (the "Lender"), at 640 Hidden Valley Road, Carroll, Iowa 51401-3205, or at such other place as the holder of this promissory note (this "Note") may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Hundred Thousand Dollars ($500,000) or, if less, the aggregate unpaid principal amount of all advances made pursuant to subsection
2.1 of the Loan Agreement (as hereinafter defined) at such times as are specified in and in accordance with the provisions of the Loan Agreement. This
Note is referred to in and was executed and delivered pursuant to that certain Loan Agreement of even date herewith between the Borrower and the Lender (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the loans evidenced hereby were made and are to be repaid and for a statement of the Lender's remedies upon the occurrence of an Event of Default(as defined therein). All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Note as defined in the Loan Agreement.

      The Borrower further promises to pay interest on the outstanding unpaid principal amount hereof, as provided in the Loan Agreement, from the date hereof until payment in full hereof at the Regular Rate as determined in accordance with the Loan Agreement; provided, however, that five (5) days following written notice by the Lender to the Borrower that an Event of Default has occurred and is continuing, the Borrower promises to pay the Lender interest from the date of such Event of Default to and including the date of cure of such Event of Default on the unpaid principal amount hereof at the Default Rate as determined in accordance with the Loan Agreement. Interest shall be payable monthly in arrears on the first day of each calendar month in accordance with the Loan Agreement and shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      If a payment hereunder becomes due and payable other than on a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest shall be payable thereon during such extension at the applicable rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given in accordance with the Loan Agreement.

      The Lender shall have the exclusive right to apply and to reapply any and all payments hereunder against the Obligations in the manner set forth in the Loan Agreement.

      The Borrower hereby waives demand, presentment, protest, notice of demand, presentment, protest and nonpayment.

      THIS NOTE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEBRASKA. WHENEVER POSSIBLE EACH PROVISION OF THIS NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS NOTE. WHENEVER IN THIS NOTE REFERENCE IS MADE TO THE LENDER OR THE BORROWER, SUCH REFERENCE SHALL BE DEEMED TO INCLUDE, AS APPLICABLE, A REFERENCE TO THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE PROVISIONS OF THIS NOTE SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF SUCH SUCCESSORS AND ASSIGNS. THE BORROWER'S SUCCESSORS AND ASSIGNS SHALL INCLUDE, WITHOUT LIMITATION, A RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION OF OR FOR THE BORROWER.




                                         ADVANCED BUSINESS SCIENCES, INC.



                                         By:-----------------------------------